UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

ICON Cash Flow Partners L.P. Seven Liquidating Trust
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-27926	20-7478738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Effective April 30, 2009, Mark Gatto and Michael A. Reisner, Co-Chief Executive Officers, Co-Presidents and Directors of ICON Capital Corp., the managing trustee of the Registrant (the “Managing Trustee”), were appointed Co-Chairmen of the Board of Directors of the Managing Trustee.  Messrs. Gatto and Reisner replace Thomas W. Martin, previously a significant indirect stockholder and executive officer of the Managing Trustee, who retired as Chairman and Director of the Managing Trustee and from the Managing Trustee’s Investment Committee.  Mr. Martin’s position on the Managing Trustee’s Investment Committee will be filled by Harry Giovani, the Managing Trustee’s Senior Vice President – Risk.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON CASH FLOW PARTNERS L.P. SEVEN LIQUIDATING TRUST
By: ICON CAPITAL CORP., its Managing Trustee

Dated: April 30, 2009	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer